UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2016 (April 15, 2016)

CELLULAR BIOMEDICINE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36498	86-1032927
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19925 Stevens Creek Blvd., Suite 100 Cupertino, California	95014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (408) 973-7884

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities.

On April 15, 2016, Cellular Biomedicine Group, Inc. (the “Company”) completed the second and final closing of a transaction (the “Financing”) with Wuhan Dangdai Science & Technology Industries Group Inc. (the “Investor”), pursuant to which the Company sold to the Investor 2,006,842 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for approximately $38,130,000 in gross proceeds. As previously disclosed in a Current Report on Form 8-K filed on February 10, 2016, the Company conducted the initial closing of the Financing on February 4, 2016. The aggregate gross proceeds from both closings in the Financing totaled approximately $43,130,000. In the aggregate, 2,270,000 shares of Common Stock were issued in the Financing (the “Shares”).

In connection with the Financing, the Company has agreed to file a registration statement covering the resale of the Shares within 90 days of closing. The Company also granted to the Investor certain “piggy-back” registration rights, which are triggered at any time when there is not an effective registration statement covering all of the registrable securities and the Company determines to prepare and file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), relating to an offering of the Company’s securities for the Company’s account or the account of a merger target (subject to certain exceptions, including but not limited to a registration statement on Form S-4 or Form S-8).

The issuance of the Shares was made in reliance on the exemption from registration provided by Regulation S under the Securities Act.

In connection with the Financing, the Company will pay a finder’s fee equal to 5% of the gross proceeds, which fee is payable either in cash from the gross proceeds of the Financing, in restricted shares of Common Stock, or a combination of both. Any portion of the fee paid in shares will be based on the per share purchase price in the Financing of $19 per share. The issuance of any such shares to the finder will be made in reliance on the exemption from registration provided by Regulation S under the Securities Act.

Item 8.01.    Other Events.

On April 19, 2016, the Company issued a press release announcing the final closing of the Financing, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description
99.1	Press Release, dated April 19, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellular Biomedicine Group, Inc.

Date: April 20, 2016	By:	/s/ Bizuo (Tony) Liu
Bizuo (Tony) Liu Chief Executive Officer